Exhibit 99

MORTGAGE SECURITIES AND LOANS COLLATERALIZING MORTGAGE SECURITIES

As of June 30, 2006

Table 1 – Summary of Securitizations (dollars in thousands)

		Loan Collateral
						Remaining
						Prepayment
						Penalty	Asset-Backed Bonds
						Period		Weighted
				Weighted		(in years)		Average	Estimated
Securitization	Issue	Original	Current	Average	Prepayment	for Loans w/	Remaining	Interest	Months
Trust	Date	Principal	Principal	Coupon	Penalty	Penalty	Principal (A)	Rate (A)	to Call

NMFT 2000-1	3/31/2000	$ 230,138	$ 13,059	10.37%	-	-	$ (B)	(B)	(B)
NMFT 2000-2	9/28/2000	339,688	16,683	10.54%	-	-	(B)	(B)	(B)
NMFT 2001-1	3/31/2001	415,067	28,002	10.52%	-	-	(B)	(B)	(B)
NMFT 2001-2	9/25/2001	800,033	66,189	9.99%	23%	0.05	58,320	6.02%	-
NMFT 2002-1	3/28/2002	499,998	51,060	9.37%	46%	0.25	48,506	5.74%	2
NMFT 2002-2	6/28/2002	310,000	32,657	9.96%	43%	0.34	30,860	5.94%	3
NMFT 2002-3	9/27/2002	750,003	90,516	8.78%	35%	0.40	86,876	5.71%	6
NMFT 2003-1	2/27/2003	1,300,141	212,392	8.11%	36%	0.50	197,524	6.34%	16
NMFT 2003-2	6/12/2003	1,499,998	266,326	7.93%	38%	0.66	247,822	6.38%	19
NMFT 2003-3	9/16/2003	1,499,374	351,810	7.58%	51%	0.80	329,309	6.35%	32
NMFT 2003-4	11/20/2003	1,499,732	332,821	8.13%	62%	0.79	314,820	6.41%	21
NMFT 2004-1	3/11/2004	1,750,000	418,175	8.71%	51%	0.66	395,425	6.17%	18
NMFT 2004-2	6/16/2004	1,399,999	408,875	8.88%	46%	0.72	383,675	6.08%	20
NMFT 2004-3	9/9/2004	2,199,995	920,142	7.92%	49%	0.62	876,142	6.04%	24
NMFT 2004-4	11/18/2004	2,500,000	1,159,022	7.58%	75%	0.47	1,128,275	5.97%	23
NMFT 2005-1	2/22/2005	2,100,000	1,184,213	7.60%	73%	0.62	1,157,975	5.78%	26
NMFT 2005-2	5/27/2005	1,799,992	1,214,690	7.66%	71%	0.83	1,205,690	5.64%	35
NMFT 2005-3	9/22/2005	2,499,983	1,972,123	7.48%	69%	0.98	1,904,623	5.61%	37
NMFT 2005-4	12/15/2005	1,599,999	1,395,537	7.93%	69%	1.15	1,342,738	5.63%	42
NMFT 2006-2	6/19/2006	1,021,102	1,016,160	8.79%	64%	1.37	998,780	5.34%	48
NMFT 2006-3 (C)	6/29/2006	690,742	690,417	8.99%	63%	1.41	1,074,926	5.50%	50
Total		$ 26,705,984	$ 11,840,869	8.00%	64%	0.86	$ 11,782,286	5.77%

(A)	Does not include subordinated bonds retained by the Company.

(B)	On July 25, 2006 the Company exercised its call right for the NMFT Series 2000-1, NMFT Series 2000-2 and NMFT Series 2001-1 securitization trusts.

(C)

All of the bonds, net of what the Company retained, were sold to third party investors at the date of the initial close of the securitization, but the Company did not deliver the remaining $409.3 million of loans collateralizing NMFT Series 2006-3 until July 21, 2006.

MORTGAGE SECURITIES AND LOANS COLLATERALIZING MORTGAGE SECURITIES

As of June 30, 2006

Table 2 — Loans Collateralizing Mortgage Securities by FICO Score

(dollars in thousands)

FICO Score	Current Principal	Weighted Average Coupon	Original Weighted Average Loan-to-Value
FICO score not available	$ 9,034	9.99%	69.7%
540 and below	875,578	9.31%	77.6%
540 to 579	1,793,668	8.76%	79.6%
580 to 619	2,418,407	8.26%	82.1%
620 to 659	2,741,571	7.75%	82.1%
660 and above	4,002,611	7.37%	82.7%
	$ 11,840,869	8.00%	81.6%

Table 3 — Loans Collateralizing Mortgage Securities by Geographic Concentration

Percent of Current Principal

Collateral Location
Florida	19%
California	17%
All other states	64%
Total	100%

Table 4 — Loans Collateralizing Mortgage Securities

Carrying Value of Loans by Product/Type (in thousands)

Product/Type
2-Year Fixed	$ 6,223,668
30-Year Fixed	2,145,050
2-Year Fixed Interest-only	1,719,733
15-Year Fixed	780,953
3-Year Fixed	346,131
3-Year Fixed Interest-only	94,650
5-Year Fixed	70,208
30-Year Fixed Interest-only	53,488
5-Year Fixed Interest-only	50,204
Other Products	356,784
Outstanding principal	$ 11,840,869

MORTGAGE LOANS HELD-FOR-SALE AND HELD-IN-PORTFOLIO

As of June 30, 2006

Table 1 — Mortgage Loans by FICO Score

(dollars in thousands)

FICO Score	Current Principal	Weighted Average Coupon	Original Weighted Average Loan-to-Value
Held-for-sale:
FICO score not available	$ 480	10.30%	69.8%
540 and below	116,276	9.95%	80.3%
540 to 579	226,047	9.50%	82.8%
580 to 619	346,471	9.13%	84.4%
620 to 659	314,251	8.61%	83.8%
660 and above	432,663	7.67%	82.7%
	$ 1,436,188	8.70%	83.2%

Held-in-portfolio:
FICO score not available	$ 16,349	7.30%	74.4%
540 and below	108,566	9.58%	74.7%
540 to 579	216,161	9.24%	78.0%
580 to 619	326,147	8.81%	80.7%
620 to 659	431,553	8.09%	79.3%
660 and above	1,324,683	7.59%	77.2%
	$ 2,423,459	8.08%	78.0%

Table 2 — Mortgage Loans by Geographic Concentration

Percent of Current Principal

Collateral Location	Held-for-sale
Florida	18%
California	12%
Maryland	5%
Michigan	5%
North Carolina	5%
All other states	55%
Total	100%

Collateral Location	Held-in-portfolio
California	43%
Florida	17%
All other states	40%
Total	100%